Exhibit 3.1 - Articles of Incorporation

                                                           Document Number
                                                           20100427773-13
                                                           --------------------
                                                           Filing Date and Time
                                                           06/14/2010 1:10 PM
                                                           --------------------
                                                           Entity Number
                                                           E0286752010-9
                                                           --------------------
                                                           Filed in the
                                                           office of
                                                           /s/ Ross Miller
                                                           Ross Miller
                                                           Secretary of State
                                                           of Nevada

-------------------------------------------------------------------------------

              ROSS MILLER
              Secretary of State
/State Seal/  204 North Carson Street, Suite 4
              Carson City, Nevada 89701-4520
              (775) 684 5708
              Website: www.nvsos.gov

                         --------------------------------
                         /         Articles of          /
                         /        Incorporation         /
                         / (PURSUANT TO NRS CHAPTER 78) /
                         --------------------------------


1. Name of Corporation:          AcroBoo Inc.
   --------------------          ------------

2. Registered Agent for          [ ] Commercial Registered Agent
   Service of Process:                                               Name
   (check only one box)          [X] Noncommercial Registered Agent
   --------------------              (name and address below)
                                                    OR
                                                    --
                                 [ ] Office or Position with Entity
                                     (name and address below)

                                 Law Offices of Thomas C. Cook, Ltd.
                                 -----------------------------------------
                                 Name of Noncommercial Registered Agent OR
                                 Name of Title of Office or Other Position with Entity

                                 500 N. Rainbow Blvd., Suite 300
                                 -----------------------------------------
                                 Street Address

                                 Las Vegas               Nevada   89107
                                 ------------------               --------
                                 City                             Zip Code

                                 Mailing Address (if different from street address)


3. Authorized Stock:             Number of shares
   (number of shares             with par value:  75,000,000
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of the Board of
   Directors/Trustees:
   ----------------------
                                 1. Paul Dermirdjian
                                    -----------------------------------------
                                    Name

                                    3000 Bayport Dr., Ste. 250
                                    -----------------------------------------
                                    Street Address

                                    Tampa              FL      33607
                                    -----------------  ------  --------------
                                    City               State   Zip Code

                                 2. Daniel Furlong
                                    -----------------------------------------
                                    Name

                                    3000 Bayport Dr., Ste. 250
                                    -----------------------------------------
                                    Street Address

                                    Tampa              FL      33607
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)
    -----------------            --------------------------------------------

                                                       /s/ Paul Demirdjian
6. Names, Address                Jagged Peak, Inc.     It's President
   and Signature of              --------------------  ------------------------
   Incorporator:                 Name                      Signature
   (attach additional page
   if there is more than 1       3000 Bayport Dr., Ste. 250
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Tampa                FL      33607
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Registered Agent:             /s/ Thomas C. Cook, Esq.           6/11/2010
   -----------------             ---------------------------------- ---------
                                 Authorized Signature of R.A. or    Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.

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